UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 23, 2007

                             ORGANITECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                  000-22151                 93-0969365
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)

          Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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          (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code 972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Contracts.

Further to a press release dated July 11, 2007, in which Organitech USA Inc. (the "Registrant"), issued a press release announcing the execution of an investment agreement ("Agreement") with Keren Katzir Debenture for Investment Ltd. ("Katzir"), the Registrant consummated the investment on July 19, 2007. Pursuant to the Agreement, Katzir an Israeli investment company publicly traded on the Tel-Aviv Stock Exchange, invested $2 million and received 10,000,000 shares of the Registrant's common stock, constituting approximately 27.3% of the Registrant's issued and outstanding share capital following the transaction.

     The terms of the investment are more fully set forth in the Exhibits furnished herewith.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Upon the consummation, and as part of, the investment by Katzir, on July 19, 2007, the Registrant's directors, Messrs. Shimon Zenaty and Shmuel Hessel resigned from the Board of Directors of the Registrant. Messrs. Yossi Hevron, Rami Mandola, Yossi Levi and Meir Meiran and Ms. Rona Rephaely, were appointed to the Registrant's Board of Directors. Immediately following the consummation of the investment, Mr. Lior Hessel, the Chairman of the Registrant's Board of Directors resigned the chairmanship and on July 23, 2007, the Registrant's Board of Directors, elected Mr. Yossi Hevron as the Chairman of the Registrant's Board of Directors.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

99.1 Securities Purchase Agreement, dated July 10, 2007

99.2 Registration Rights Agreement, dated July 19, 2007

99.3 Warrant, dated July 19, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         OrganiTECH U.S.A., INC.
                                                         (Registrant)
Date July 23, 2007

                                                         By: /s/ Yaron Shalem
                                                         --------------------
                                                         Yaron Shalem
                                                         Chief Financial Officer